Exhibit 10.28

CREDIT SUISSE (Schweiz) AG
Hagenholzstrasse 20/22	Phone +41 (0)44 333 11 11
CH-8070 Zurich	www.credit-suisse.com

Credit Risk Management Recovery Management, CCVB 21E Yvonne Kühne Vice President +41 (0)44 334 30 95 yvonne.kuehne@credit-suisse.com	Registered Letter Hocoma AG Dr. Patrick Bruno Industriestrasse 4 8604 Volketswil

January 25, 2022

Addendum to Master Credit Agreement dated 07/21/2020 and 07/23/2020 including Addendum dated 11/29/2021

Borrower: Hocoma AG

Dear Dr. Bruno,

We are writing in regard to the conversation on January 20, 2022, between you, Mr. Jens Eriksen, and Ms. Yvonne Kühne. As agreed, with this letter we are informing you of the following changes/additions to the above credit agreement including the addendum.

Amortization

The monthly amortization of CHF 250,000.00 starting December 31, 2021, shall not be implemented. In place of the amortization regulation, which was communicated in the addendum dated November 29, 2021, the line of credit shall be reduced as follows:

-	CHF 200,000.00, one time on April 30, 2022
-	CHF 100,000.00, monthly, for the first time from May 31, 2022, up to and including December 31, 2022

The utilization of the individual credit products is in any case limited by the amount of the available line of credit.

Positive Duties

The Borrower undertakes to inform the bank of any changes to the credit agreement at UBS Switzerland AG.

Duty of notification

Submission of monthly updated liquidity planning documents (individual/consolidated) as well as an overview of the order book.

This letter forms an integral part of the above credit agreement including the associated addendum. The remaining provisions and specifications stated therein remain valid. We ask that you return the enclosed duplicate letter to us signed with your consent.

We ask that you arrange a transfer of the outstanding waiver fee of CHF 16,000.00 within the next few days.

If you have any questions, Ms. Yvonne Kühne will be happy to help you.

Kind regards,

CREDIT SUISSE (Schweiz) AG

[signature]	[initials]
Susanne Meier Vice President	Michael Trudel Vice President

Consent of Hocoma AG

Place/date:	[hw:] Volketswil [stamp:] 02 FEB 2022	Signature:	[initials]	[initials]
			[signature]	[signature]

Signature checked	Yvonne Kühne
CCVB 21 E, A710545
[signature] [hw:] 2/23/22	Tel. 044 334 30 95